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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448


                         Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2002 through November 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


                                    PIONEER
                            ------------------------
                                    EMERGING
                                     MARKETS
                                      FUND

                                     Annual
                                     Report

                                    11/30/03

                                 [LOGO] Pioneer
                                        Investments

 Table of Contents
--------------------------------------------------------------------------------

 Letter to Shareowners                                           1

 Portfolio Summary                                               2

 Performance Update                                              3

 Portfolio Management Discussion                                 8

 Schedule of Investments                                        11

 Financial Statements                                           25

 Notes to Financial Statements                                  34

 Report of Independent Auditors                                 43

 Trustees, Officers and Service Providers                       45

 Programs and Services for Pioneer Shareowners                  52

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The stock market rally that began last spring was still intact near year-end, as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded sharply in the third quarter, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. Most major market indicators showed solid year-to-date gains in mid-December, with the NASDAQ Composite recording the sharpest rise, as investors sensed a renewal of corporate technology spending after a long drought. Favorable economic news included a burst of new manufacturing activity and welcome, if sluggish, job creation. Meanwhile investors kept a wary eye on the news, as U.S. troops came under daily fire in Iraq and tensions remained high elsewhere.

As the economic recovery gathered momentum, fixed-income investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher while the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies, notably the euro, rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government-backed issues to corporate and international bonds. Each sector has spent time in the spotlight and time backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors frequently moving in and out of favor, you can increase your chances of holding investments that are performing well by owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert M. Hood
------------------

Osbert M. Hood
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                      21.6%
Materials                       18.1%
Information Technology          12.0%
Energy                          11.7%
Telecommunication Services       9.2%
Consumer Staples                 8.5%
Consumer Discretionary           6.9%
Industrials                      5.5%
Utilities                        3.6%
Health Care                      2.9%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

South Korea                             17.5%
Brazil                                  12.2%
India                                   11.7%
Taiwan                                  10.3%
South Africa                             8.6%
Thailand                                 5.7%
Russia                                   5.0%
Turkey                                   3.8%
Chile                                    3.4%
Malaysia                                 3.0%
Mexico                                   2.2%
Indonesia                                2.2%
Peru                                     1.9%
Hong Kong                                1.9%
Hungary                                  1.8%
Singapore                                1.8%
Israel                                   1.5%
People's Republic of China               1.5%
Poland                                   1.3%
Other (individually less than 1%)        2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

---------------------------------------------------------
  1.    Samsung Electronics Co.                    4.05%
---------------------------------------------------------
  2.    Petroleo Brasilerio SA Petrobras (A.D.R.)  2.24%
---------------------------------------------------------
  3.    Compania de Minas Buenaventura SA          1.95%
---------------------------------------------------------
  4.    Anglo American Plc                         1.89%
---------------------------------------------------------
  5.    AngloGold Ltd. (A.D.R.)                    1.70%
---------------------------------------------------------
  6.    Lukoil Holding (A.D.R.)                    1.57%
---------------------------------------------------------
  7.    Taiwan Semiconductor Manufacturing Co.     1.56%
---------------------------------------------------------
  8.    Pohang Iron & Steel Co., Ltd. (A.D.R.)     1.39%
---------------------------------------------------------
  9.    SK Telecom Co., Ltd.                       1.36%
---------------------------------------------------------
 10.    Canara Bank Ltd.                           1.21%

* This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $14.47       $10.11

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of November 30, 2003)

                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(6/23/94)             3.60%          2.95%
5 Years              10.48           9.17
1 Year               43.13          34.86

     All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment+

                Pioneer Emerging        MSCI Emerging
                Markets Fund*           Markets Free Index

6/94            $ 9425                  $10000
                $ 9128                  $11242
11/95           $ 8756                  $ 9385
                $10558                  $10347
11/97           $11653                  $ 8972
                $ 7902                  $ 6962
11/99           $12405                  $10130
                $ 9726                  $ 7738
11/01           $ 8908                  $ 7168
                $ 9088                  $ 7522
11/03           $13008                  $ 7522

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $13.46       $9.47

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of November 30, 2003)

                      If          If
Period               Held      Redeemed*
Life-of-Class
(6/23/94)            2.83%        2.83%
5 Years              9.65         9.38
1 Year              42.13        38.13

     All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment+

                Pioneer Emerging        MSCI Emerging
                Markets Fund*           Markets Free Index

6/94            $10000                  $10000
                $ 9644                  $11242
11/95           $ 9199                  $ 9385
                $11011                  $10347
11/97           $12069                  $ 8972
                $ 8112                  $ 6962
11/99           $12641                  $10130
                $ 9822                  $ 7738
11/01           $ 8924                  $ 7168
                $ 9048                  $ 7522
11/03           $12860                  $ 7522

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $13.39       $9.42

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(12/1/02 - 11/30/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of November 30, 2003)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(1/31/96)             2.43%          2.30%
5 Years               9.59           9.36
1 Year               42.14          40.65

     All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Emerging        MSCI Emerging
                Markets Fund*           Markets Free Index

1/96            $ 9900                  $10000
                $10285                  $ 9855
11/97           $11273                  $ 8546
                $ 7559                  $ 6631
11/99           $11709                  $ 9649
                $ 9129                  $ 7370
11/01           $ 8291                  $ 6827
                $ 8407                  $ 7165
11/03           $11950                  $ 7165

     The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     4/1/03***
                          $14.51       $9.57

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 11/30/03)       Income       Capital Gains   Capital Gains
                          $0.010       $   -           $   -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of November 30, 2003)

                        If          If
Period                 Held      Redeemed*
Life-of-Class**
(6/23/94)              3.46%        3.46%
5 Years               10.56        10.56
1 Year                43.63        42.63

     All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of a 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment+

                Pioneer Emerging        MSCI Emerging
                Markets Fund*           Markets Free Index

6/94            $10000                  $10000
                $ 9662                  $11242
11/95           $ 9184                  $ 9385
                $11041                  $10347
11/97           $12158                  $ 8972
                $ 8246                  $ 6962
11/99           $12946                  $10130
                $10150                  $ 7738
11/01           $ 9296                  $ 7168
                $ 9484                  $ 7522
11/03           $13622                  $ 7522

** Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the public offering of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

***  Class R shares were first publicly offered on April 1, 2003.

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/03                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 11/30/03     11/30/02
                          $15.19       $10.51

Distributions per Share   Income      Short-Term      Long-Term
(12/1/02 - 11/30/03)      Dividends   Capital Gains   Capital Gains
                          $0.010      $   -           $   -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of November 30, 2003)

                       If           If
Period                Held*      Redeemed*
Life-of-Class
(4/9/98)               1.03%        1.03%
5 Year                11.43        11.43
1 Year                44.63        44.63

*    Assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment+

                Pioneer Emerging        MSCI Emerging
                Markets Fund*           Markets Free Index

4/98            $10000                  $10000
11/98           $ 6155                  $ 7213
11/99           $ 9730                  $10495
11/00           $ 7672                  $ 8017
11/01           $ 7094                  $ 7426
11/02           $ 7310                  $ 7794
11/03           $10572                  $ 7794

+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/03
--------------------------------------------------------------------------------

For the 12 months ended November 30, 2003, Pioneer Emerging Markets Fund's Class A, B and C shares delivered total returns at net asset value of 43.13%, 42.13% and 42.14%, respectively. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 40.50%.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets Fund, addresses the factors impacting the Fund's performance and the outlook for emerging markets.

Q: What factors influenced the performance of emerging markets in the 12 months ended November 30, 2003?

A: After a slow start, emerging markets delivered strong returns this year as a result of accelerating economic growth, attractive stock valuations, strong commodity prices and low interest rates. Equity markets were weak in the first quarter of the year due to concerns relating to the impending war in Iraq and the spread of SARS. Markets began to turn around in April as the war in Iraq proceeded better than expected and the spread of SARS was contained. Equity markets across Asia and Latin America were among the best performing this year, in part because their economies were expected to be among the fastest growing in the world. Valuations in emerging markets are still attractive relative to developed markets and continue to attract global capital. Many emerging market countries are significant exporters of commodities, so rising commodity prices have led to increasing trade surpluses and increasing corporate profitability. As in the developed economies of the United States, Europe and Japan, low interest rates are prevalent in most emerging markets. In some countries that still have high interest rates, such as Brazil and Turkey, inflation and borrowing rates are declining, which we believe will lead to increased local investment in equity markets.

     Over the last 12 months, the total return for the Fund surpassed the benchmark MSCI Emerging Markets Free Index, primarily due to good stock selection in India and South Korea and to our emphasis on Brazil. In India, we have been finding a large number of stocks with attractive valuations and strong growth prospects, particularly in the banking and industrial sectors. In South Korea, our positions in shipping and shipbuilding companies did very well

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     as a result of increasing trade, tight shipping capacity and rapidly increasing freight rates. In Brazil, we owned companies that benefited from lower borrowing costs, a stronger currency and rising domestic consumer demand.

Q:   What is your investment strategy?

A: Our investment process is driven by rigorous research that focuses on companies that we believe have strong long-term growth prospects and proven management ability that sell at a discount to our estimation of fair value. We look for companies that we feel are well positioned in countries and industries with favorable long-term trends and growth potential. We strive to manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q:   Where are you finding attractive opportunities in emerging markets?

A: In our last annual report, we noted that we were particularly optimistic about the prospects for India, Brazil and Turkey. In the last 12 months, India and Brazil have delivered outstanding returns in the portfolio. Turkey also showed strong positive returns, although its proximity to Iraq has made for more volatile equity prices. In all three countries we continue to see what we consider positive trends and, therefore, we have maintained our heavy positions. In India, growth trends remain strong and valuations are still attractive. In Brazil, pent up domestic demand appears to be accelerating. And in Turkey, the investment climate seems increasingly attractive as the government attempts to steer the country toward membership in the European Union.

     As for sectors, we like the financial sector, which should see improved growth and profitability due to stronger economic growth and potentially higher interest rates. We are less optimistic on the technology sector, where we do not believe stronger demand can be sustained. Technology stock valuations are expensive relative to other sectors, profit margins continue to be under pressure, and a weaker dollar may further erode profit margins of emerging markets firms that export most of their production to the United States.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/03                             (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook?

A: Emerging markets have significantly outperformed the S&P 500 Index and the MSCI World Index over the last three years. We continue to be optimistic about the prospects for emerging markets because the same positive trends that have led to this good performance are still in place. We expect some correction in the coming year, but we also are optimistic that the fundamentals of most of the emerging market economies are in a multi-year upswing and that equity returns will be attractive in absolute terms as well as relative to the developed equity markets. Stock valuations in emerging markets are less expensive than in developed markets while economic growth rates of developing countries are higher than those of developed markets. In addition, many companies in emerging markets are gaining global market share by delivering quality products and services at very competitive prices. The main risk to these investments relates to the potential for the current upswing in global growth to falter. On the other hand, if growth is too strong, inflation may accelerate leading to higher interest rates and lower stock valuations. We do expect volatility in emerging markets to remain high, but we tend to view this volatility as an opportunity to acquire stocks with strong long-term prospects at attractive prices.


Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03
--------------------------------------------------------------------------------

    Shares                                                             Value
                PREFERRED STOCKS - 2.9%
                Capital Goods - 0.4%
                Aerospace & Defense - 0.4%
     30,500     Embraer Aircraft Corp. (A.D.R.)                 $    897,310
                                                                ------------
                Total Capital Goods                             $    897,310
                                                                ------------
                Banks - 0.8%
                Diversified Banks - 0.8%
 23,373,000     Banco Itau Holding Financeira                   $  1,931,607
                                                                ------------
                Total Banks                                     $  1,931,607
                                                                ------------
                Telecommunication Services - 1.3%
                Integrated Telecommunication Services - 0.8%
    147,194     Tele Norte Leste Participacoes (A.D.R.)         $  2,079,851
                                                                ------------
                Wireless Telecommunication Services - 0.5%
     32,500     Telemig Celular Participacoes (A.D.R.)          $  1,125,150
                                                                ------------
                Total Telecommunication Services                $  3,205,001
                                                                ------------
                Utilities - 0.4%
                Electric Utilities - 0.4%
    155,600     Centrais Electricas Brasileiras SA (A.D.R.)     $  1,095,424
                                                                ------------
                Total Utilities                                 $  1,095,424
                                                                ------------
                TOTAL PREFERRED STOCKS
                (Cost $4,359,883)                               $  7,129,342
                                                                ------------
                COMMON STOCKS - 89.6%
                Energy - 10.8%
                Integrated Oil & Gas - 7.0%
    676,700     CNOOC Ltd.                                      $  1,394,584
    474,200     Gas Authority of India, Ltd.                       1,818,267
     41,400     Lukoil Holding (A.D.R.)                            3,569,011
    225,400     Petroleo Brasilerio SA Petrobras (A.D.R.)          5,076,008
     82,200     Surgutneftegaz (A.D.R.)                            2,184,876
127,269,300     Tupras-Turkiye Petrol Rafinerileri AS                887,622
     45,800     Yukos                                              2,144,539
                                                                ------------
                                                                $ 17,074,907
                                                                ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                           Value
                 Oil & Gas Exploration & Production - 1.9%
  3,085,400      China Petroleum & Chemical                   $    963,722
     47,500      Mol Magyar Olaj                                 1,337,799
    872,000      PTT Public Co., Ltd.                            2,336,982
                                                              ------------
                                                              $  4,638,503
                                                              ------------
                 Oil & Gas Refining, Marketing & Transportation - 1.9%
    123,500      Bharat Petroleum Corp., Ltd.                 $    966,387
     95,100      Hindustan Petroleum                               762,441
     64,500      Polski Koncern Nafto (G.D.R.)                     767,550
     77,500      S-Oil Corp.                                     1,769,789
     17,600      TelecomAsia Corp. Public Co., Ltd.                480,832
                                                              ------------
                                                              $  4,746,999
                                                              ------------
                 Total Energy                                 $ 26,460,409
                                                              ------------
                 Materials - 16.8%
                 Aluminum - 0.3%
    783,000      Aluminum Corp.of China, Ltd.                 $    405,935
     11,749      Hindalco Industries Ltd.*                         318,419
                                                              ------------
                                                              $    724,354
                                                              ------------
                 Commodity Chemicals - 1.7%
     39,589      Daelim Industrial Co.                        $  1,136,243
     63,900      Reliance Industries, Ltd. (144A)*               1,549,575
117,456,000      Ultrapar Participacoes SA                       1,284,675
                                                              ------------
                                                              $  3,970,493
                                                              ------------
                 Construction Materials - 1.1%
235,072,250      Akcansa Cimento AS                           $    534,438
     22,700      Asia Cement Co., Ltd.*                            638,293
    236,000      Siam Cement Co., Ltd.*                          1,279,800
     26,970      Suez Cement Co. (G.D.R.)*                         162,090
                                                              ------------
                                                              $  2,614,621
                                                              ------------
                 Diversified Chemicals - 0.7%
      3,300      Israel Chemicals, Ltd.                       $      4,365
     17,597      LG Chemicals, Ltd.*                               688,040
  2,097,274      Sinopac Holdings Co.                            1,136,151
                                                              ------------
                                                              $  1,828,556
                                                              ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                        Value
               Diversified Metals & Mining - 2.6%
   61,300      Companhia Vale do Rio Doce (A.D.R.)        $  2,383,344
   28,800      Industrias Penoles SA*                           80,847
  135,500      KGHM Polska Miedz SA*                           785,205
   33,100      Norilsk Nickel*                               1,915,762
  769,200      Yanzhou Coal Mining (Class H)                   624,178
   29,070      Korea Zinc Co.*                                 628,776
                                                          ------------
                                                          $  6,418,112
                                                          ------------
               Gold - 0.4%
  109,200      IAMGOLD Corp.                              $    911,820
                                                          ------------
               Paper Packaging - 0.3%
  900,000      Lee & Man Paper Manufacturing*             $    660,763
                                                          ------------
               Paper Products - 0.4%
   37,000      Aracruz Cellulose SA (A.D.R.)              $    995,300
                                                          ------------
               Precious Metals & Minerals - 6.1%
  200,778      Anglo American Plc                         $  4,280,567
   29,420      Anglogold, Ltd.                               1,416,715
   80,400      Anglogold, Ltd. (A.D.R.)                      3,856,788
  152,000      Compania de Minas Buenaventura SA             4,424,720
   41,300      Gold Fields, Ltd.                               568,682
   39,900      Gold Fields, Ltd. (A.D.R.)                      546,231
                                                          ------------
                                                          $ 15,093,703
                                                          ------------
               Specialty Chemicals - 1.0%
  760,393      Formosa Plastic Corp.                      $  1,124,446
1,105,052      Nan Ya Plastics Corp.                         1,456,145
                                                          ------------
                                                          $  2,580,591
                                                          ------------
               Steel - 2.2%
  998,069      China Steel Corp., Ltd.                    $    797,871
  106,000      Pohang Iron & Steel Co., Ltd. (A.D.R.)        3,164,100
  130,100      Remgro, Ltd.                                  1,368,763
                                                          ------------
                                                          $  5,330,734
                                                          ------------
               Total Materials                            $ 41,129,047
                                                          ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                           Value
               Capital Goods - 2.3%
               Building Products - 0.6%
   60,800      Daewoo Shipbuilding & Marine, Ltd.*           $    864,922
   14,000      Hanil Cement Co., Ltd.*                            722,100
                                                             ------------
                                                             $  1,587,022
                                                             ------------
               Construction & Engineering - 0.4%
9,201,600      Enka Insaat VE Sanayi AS                      $    336,606
   43,700      LG Construction, Ltd.                              659,835
                                                             ------------
                                                             $    996,441
                                                             ------------
               Electrical Component & Equipment - 0.5%
  117,000      Bharat Heavy Electricals (Demat Shares)       $  1,140,347
                                                             ------------
               Industrial Conglomerates - 0.1%
  226,000      China Resources Enterprise, Ltd.              $    263,442
                                                             ------------
               Industrial Machinery - 0.7%
   93,900      Daewoo Heavy Industries & Machinery Ltd.*     $    754,606
1,437,000      Yungtay Engineering Co., Ltd.                      871,037
                                                             ------------
                                                             $  1,625,643
                                                             ------------
               Total Capital Goods                           $  5,612,895
                                                             ------------
               Commercial Services & Supplies - 0.5%
               Diversified Commercial Services - 0.5%
  194,716      Bidvest Group, Ltd.                           $  1,303,697
                                                             ------------
               Total Commercial Services & Supplies          $  1,303,697
                                                             ------------
               Transportation - 1.9%
               Marine - 1.5%
  874,140      Evergreen Marine Corp.                        $    706,479
   42,000      Hanjin Shipping Co., Ltd.*                         709,288
  206,250      Hyundai Merchant Marine Co.*                     1,504,773
  150,500      Samsung Heavy Industries Co., Ltd.*                863,899
                                                             ------------
                                                             $  3,784,439
                                                             ------------
               Railroads - 0.4%
  278,000      Malaysia International Shipping Bhd           $    870,579
                                                             ------------
               Total Transportation                          $  4,655,018
                                                             ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                       Value
                 Automobiles & Components - 3.5%
                 Auto Parts & Equipment - 0.8%
    246,161      Cycle & Carriage                         $    864,023
     24,800      Hyundai Mobis*                              1,093,465
    200,000      Mirgor Sacifia (A.D.R.) (144A)*                     -
                                                          ------------
                                                          $  1,957,488
                                                          ------------
                 Automobile Manufacturers - 2.7%
    127,000      Edaran Otomobile Nasional Bhd            $    262,355
     49,070      Hyundai Heavy Industries*                   1,547,151
     33,400      Hyundai Motor Co., Ltd.*                    1,267,035
121,185,760      Koc Holdings AS*                            1,499,803
    859,461      PT Astra International                        452,215
    508,000      Sime Darby Bhd                                721,895
    109,740      Tata Engineering & Locomotive Co.*            980,395
                                                          ------------
                                                          $  6,730,849
                                                          ------------
                 Total Automobiles & Components           $  8,688,337
                                                          ------------
                 Consumer Durables & Apparel - 0.8%
                 Homebuilding - 0.2%
  4,076,900      Ayala Land, Inc.                         $    395,425
                                                          ------------
                 Leisure Products - 0.6%
     31,599      Bajaj Auto, Ltd. (Demat Shares)          $    677,373
    770,500      Berjaya Sports Toto Bhd                       811,053
                                                          ------------
                                                          $  1,488,426
                                                          ------------
                 Total Consumer Durables & Apparel        $  1,883,851
                                                          ------------
                 Hotels, Restaurants & Leisure - 0.3%
                 Hotels, Resorts & Cruise Lines - 0.0%
     12,633      EIH Ltd. (Demat Shares)*                 $     71,211
                                                          ------------
                 Restaurants - 0.3%
    501,200      Kentucky Fried Chicken Bhd               $    567,147
                                                          ------------
                 Total Hotels, Restaurants & Leisure      $    638,358
                                                          ------------
                 Media - 1.4%
                 Broadcasting & Cable TV - 0.9%
    128,000      BEC World Public Co., Ltd.               $    698,910
  2,902,600      United Broadcasting Corp., Plc*             1,650,320
                                                          ------------
                                                          $  2,349,230
                                                          ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                     Value
                Movies & Entertainment - 0.5%
 2,483,200      Grammy Entertainment Plc                $  1,169,296
                                                        ------------
                Total Media                             $  3,518,526
                                                        ------------
                Retailing - 0.4%
                General Merchandise Stores - 0.4%
 3,189,200      Global Green Technology Group           $    550,446
    10,600      LG Home Shopping                             492,941
                                                        ------------
                Total Retailing                         $  1,043,387
                                                        ------------
                Food & Drug Retailing - 3.2%
                Food Distributors - 0.7%
    75,700      Compania Cervecerias Unidas SA          $  1,582,887
                                                        ------------
                Food Retail - 2.5%
    97,300      Brasil Distributor Pao Acu (A.D.R.)     $  2,160,060
    25,600      CJ Corp.                                   1,224,575
    45,500      Distribucion y Servicio D&A SA               855,400
 1,985,700      Metro Cash and Carry, Ltd.*                  711,567
37,845,900      Migros Turk T.A.S.                           455,445
 3,448,000      PT Indofood Sukses Makmur Tbk                273,651
    41,100      Tiger Brands, Ltd.                           508,695
                                                        ------------
                                                        $  6,189,393
                                                        ------------
                Total Food & Drug Retailing             $  7,772,280
                                                        ------------
                Food, Beverage & Tobacco - 4.1%
                Agricultural Products - 0.5%
   294,000      IOI Corp., Bhd                          $    564,789
   191,000      Makhteshim-Agan Industries, Ltd.*            623,060
                                                        ------------
                                                        $  1,187,849
                                                        ------------
                Distillers & Vintners - 1.3%
28,928,150      Andalou Efes Biracilik VE               $    340,215
    87,400      Companhia de Bebidas PR (A.D.R.)           2,067,010
   342,900      Grupo Modelo SA de CV                        825,848
                                                        ------------
                                                        $  3,233,073
                                                        ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                                     Value
                 Soft Drinks - 1.2%
     98,200      Embotelladora Andina SA (A.D.R.)                       $    928,972
     14,500      Fomento Economico Mexicano, SA de CV                        498,510
    110,100      Fraser & Neave, Ltd.                                        734,575
  1,039,700      Sermsuk Public Co., Ltd.                                    826,812
                                                                        ------------
                                                                        $  2,988,869
                                                                        ------------
                 Tobacco - 1.1%
    114,900      British American Tabacco (Malaysia) Bhd                $  1,300,184
    489,000      PT Gudang Garam Public Co., Ltd.                            730,194
  1,204,000      PT Hanjaya Mandala Sampoerna Tbk                            601,646
                                                                        ------------
                                                                        $  2,632,024
                                                                        ------------
                 Total Food, Beverage & Tobacco                         $ 10,041,815
                                                                        ------------
                 Household & Personal Products - 0.6%
                 Household Products - 0.6%
182,498,080      Arcelik AS                                             $    792,385
     28,800      LG Household & Health Care, Ltd.*                           742,731
                                                                        ------------
                 Total Household & Personal Products                    $  1,535,116
                                                                        ------------
                 Health Care Equipment & Services - 0.9%
                 Health Care Distributors - 0.9%
     36,600      Teva Pharmaceutical Industries, Ltd.                   $  2,204,634
                                                                        ------------
                 Total Health Care Equipment & Services                 $  2,204,634
                                                                        ------------
                 Pharmaceuticals & Biotechnology - 1.8%
                 Biotechnology - 0.6%
     19,000      Dr. Reddy's Laboratories (A.D.R.)                      $    532,000
  1,762,000      Global Bio-chem Technology Group Co., Ltd.*                 958,873
                                                                        ------------
                                                                        $  1,490,873
                                                                        ------------
                 Pharmaceuticals - 1.2%
    149,600      Aurobindo Pharma, Ltd.                                 $    988,726
     10,900      Gideon Richter Sons (G.D.R.)                              1,160,850
     36,140      Ranbaxy Laboratories, Ltd.                                  807,050
          2      Sun Pharmaceutical Industries, Ltd. (Demat Shares)               26
                                                                        ------------
                                                                        $  2,956,652
                                                                        ------------
                 Total Pharmaceuticals & Biotechnology                  $  4,447,525
                                                                        ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                            Value
                Banks - 13.0%
                Diversified Banks - 13.0%
154,086,800     Akbank TAS                                     $    684,830
     58,268     Banco Bradesco SA*                                1,396,101
 97,900,000     Banco do Brasil SA*                                 818,050
     26,952     Banco Santiago                                      639,301
     99,120     Bangkok Bank, Ltd. (Foreign Shares)*                218,474
    665,600     Bank of Baroda                                    2,601,613
  1,496,500     Bank Rakyat Indonesia*                              184,753
     33,039     Bank Zachodni                                       609,951
  1,014,560     Canara Bank, Ltd.                                 2,745,319
  1,765,882     Chinatrust Financial Holding Co., Ltd.            1,727,100
     62,200     Commercial International Bank                       480,938
    193,500     Jammu & Kashmir Bank, Ltd.*                       1,072,557
    995,900     Kasikornbank*                                     1,141,200
     14,131     Kookmin Bank                                        499,619
     14,100     Kookmin Bank (A.D.R.)*                              500,550
    458,100     Malayan Banking Bhd                               1,205,526
    128,800     MISR International                                  231,840
  2,649,200     National Finance Public Co., Ltd.                 1,094,848
    448,500     Oriental Bank of Commerce*                        2,277,776
     37,600     OTP Bank Rt*                                        461,147
  1,074,500     PT Bank Central Asia Tbk*                           416,914
  9,274,385     PT Lippo Bank*                                      545,231
    612,343     Public Bank Bhd (Foreign Shares)                    456,034
    663,000     Punjab National Bank, Ltd.                        2,675,466
    701,800     Siam Commercial Bank Plc (Foreign Shares)*          707,513
    191,600     Standard Bank Group, Ltd.                         1,095,829
    129,300     State Bank of India                               1,329,866
304,424,500     Turkiye Garanti Bankasi AS*                         650,480
178,455,695     Turkiye Is Bankasi (Isbank)*                        878,551
     55,800     Uniao de Bancos Brasileiros SA (G.D.R.)           1,283,400
  1,579,400     Vijaya Bank/India*                                1,337,159
                                                               ------------
                Total Banks                                    $ 31,967,936
                                                               ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                                 Value
                Diversified Financials - 4.5%
                Diversified Financial Services - 4.5%
 31,374,000     Alarko Holding AS                                   $    557,760
  5,255,000     Bank Mandiri*                                            571,531
  3,816,913     China Development Financial                            1,687,713
    640,000     FirstRand, Ltd.                                          850,973
  1,037,000     Fubon Group                                              941,347
252,305,913     Haci Omer Sabanci Holding AS                             948,843
    889,100     Kiatnakin Finance Plc                                    896,338
    587,000     MCL Land, Ltd.                                           456,346
    708,100     Old Mutual Plc                                         1,199,717
    547,839     RMB Holdings, Ltd.                                     1,085,759
    625,600     Sanlam, Ltd.                                             830,843
  4,863,800     SM Prime Holdings                                        567,844
    731,300     TISCO Finance Public Co., Ltd.(Foriegn Shares)*          572,401
                                                                    ------------
                Total Diversified Financials                        $ 11,167,415
                                                                    ------------
                Insurance - 0.9%
                Multi-Line Insurance - 0.5%
     23,500     Samsung Fire & Marine Insurance*                    $  1,298,116
                                                                    ------------
                Property & Casualty Insurance - 0.4%
     62,800     Cathay Financial Holding Co. (G.D.R.) (144A)*       $    910,600
                                                                    ------------
                Total Insurance                                     $  2,208,716
                                                                    ------------
                Real Estate - 0.7%
                Real Estate Management & Development - 0.7%
  2,118,000     Cathay Real Estate Development Co., Ltd.*           $    747,347
    831,000     Marco Polo Developments, Ltd.                            901,558
                                                                    ------------
                Total Real Estate                                   $  1,648,905
                                                                    ------------
                Software & Services - 0.7%
                Application Software - 0.7%
     33,500     Check Point Software Technologies, Ltd.*            $    591,610
     10,267     Infosys Technologies, Ltd.                             1,104,650
                                                                    ------------
                Total Software & Services                           $  1,696,260
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
              Technology Hardware & Equipment - 6.0%
              Semiconductors - 1.8%
  255,980     Hon Hai Precision Industry                   $    989,440
1,908,360     Taiwan Semiconductor Manufacturing Co.*         3,548,488
                                                           ------------
                                                           $  4,537,928
                                                           ------------
              Communications Equipment - 0.7%
   97,100     Empresa Nacional De Telecom                  $    586,117
   65,800     Matav Rt (A.D.R.)                               1,113,994
                                                           ------------
                                                           $  1,700,111
                                                           ------------
              Computer Hardware - 0.5%
  844,140     Compal Electronics                           $  1,146,943
                                                           ------------
              Computer Storage & Peripherals - 0.5%
  544,000     Quanta Computer, Inc.                        $  1,282,343
                                                           ------------
              Electronic Equipment & Instruments - 2.3%
  398,250     Asustek Computer, Inc.                       $    886,296
  262,850     Elec & Eltek International Co., Ltd.              733,352
   17,810     LG Electronics, Inc.*                             881,573
  783,715     Phoenixtec Power Co., Ltd.                        860,595
    6,250     Samsung Display Devices                           634,333
1,492,200     Varitronix International, Ltd.                  1,576,048
                                                           ------------
                                                           $  5,572,197
                                                           ------------
              Office Electronics - 0.2%
   45,600     Baiksan OPC Co.*                             $    438,151
                                                           ------------
              Total Technology Hardware & Equipment        $ 14,677,673
                                                           ------------
              Semiconductors - 4.4%
   23,770     Samsung Electronics Co.                      $  9,195,167
1,938,658     United Microelectronics Corp., Ltd.*            1,703,067
                                                           ------------
              Total Semiconductors                         $ 10,898,234
                                                           ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                             Value
                Telecommunication Services - 7.2%
                Alternate Carriers - 0.1%
   752,000      Singapore Post, Ltd.                            $    301,036
                                                                ------------
                Integrated Telecommunication Services - 3.9%
    32,200      Brasil Telecom Participacoes SA                 $  1,220,380
    38,100      Compania de Telephonos de Chile SA (A.D.R.)          527,685
    85,800      KT Corp.*                                          1,651,650
   332,400      Mahanagar Telephone (Demat Shares)                   875,119
    44,500      PT Indosat Indonesian Satellite Corp.                591,850
    94,000      SPT Telecom AS                                       926,815
    66,300      Telefonos de Mexico SA                             2,193,867
    40,976      Telekomunik Indonesia SP (A.D.R.)                    594,972
   233,700      Telekomunikacja Polska SA                            838,923
                                                                ------------
                                                                $  9,421,261
                                                                ------------
                Wireless Telecommunication Services - 3.2%
   218,600      Advanced Service Co., Ltd. (Foreign Shares)     $    355,892
    56,500      Alumax, Inc.                                       1,448,660
    16,300      China Mobile, Ltd.                                    47,239
    91,900      Mobinil-Egyptian Mobile Services                   1,024,491
   173,300      SK Telecom Co., Ltd.*                              3,093,405
 1,125,000      Taiwan Cellular Corp.*                               961,933
   331,500      Venfin, Ltd.                                       1,026,396
                                                                ------------
                                                                $  7,958,016
                                                                ------------
                Total Telecommunication Services                $ 17,680,313
                                                                ------------
                Utilities - 2.9%
                Electric Utilities - 2.4%
    37,200      Cemig SA (A.D.R.)*                              $    591,852
   460,000      China Resources Power Holdings*                      171,824
   152,200      Companhia Paranaense de Energia (A.D.R.)*            646,850
 1,201,300      Empresa Nacional de Electricid SA*                   452,482
16,613,423      Enersis SA*                                        2,083,196
    52,200      Korea Electric Power Corp.                         1,100,844
    35,240      Unified Energy System (G.D.R.)                       917,307
                                                                ------------
                                                                $  5,964,355
                                                                ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                               Value
              Gas Utilities - 0.2%
  21,400      Gazprom (A.D.R.)*                                  $    513,600
                                                                 ------------
              Water Utilities - 0.3%
  48,300      Cia Saneamento Basic de Estado de Sao Paulo        $    596,505
                                                                 ------------
              Total Utilities                                    $  7,074,460
                                                                 ------------
              TOTAL COMMON STOCKS
              (Cost $156,785,172)                                $219,954,807
                                                                 ------------
              RIGHTS/WARRANTS - 0.0%
              Diversified Financials - 0.0%
              Consumer Finance - 0.0%
  25,658      LG Card Rights, Exp. 12/12/03*                     $          -
                                                                 ------------
              Total Diversified Financials                       $          -
                                                                 ------------
              Telecommunication Services - 0.0%
              Integrated Telecommunication Services - 0.0%
 526,420      TelecomAsia Public Co., Ltd. (Foreign shares)*     $          -
                                                                 ------------
              Total Telecommunication Services                   $          -
                                                                 ------------
              TOTAL RIGHTS/WARRANTS
              (Cost $139,695)                                    $          -
                                                                 ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
    Amount                                                           Value
                TEMPORARY CASH INVESTMENTS - 16.5%
                Repurchase Agreement - 8.0%
$19,700,000     UBS Warburg, Inc., 1.03%, Dated 11/28/03,
                repurchase price of $19,700,000 plus
                accrued interest on 12/3/03 collateralized
                by $19,969,000 U.S. Treasury Bill,
                1.625%, 1/31/05.                               $19,700,000
                                                               -----------

    Shares
                Security Lending Collateral - 8.5%
 20,872,494     Securities Lending Investment Fund, 1.00%     $ 20,872,494
                                                              ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $40,572,494)                            $ 40,572,494
                                                              ------------
                TOTAL INVESTMENT IN SECURITIES - 109.0%
                (Cost $201,857,244)(a)(b)(c)(d)               $267,656,643
                                                              ------------
                OTHER ASSETS AND LIABILITIES - (9.0)%         $(21,989,620)
                                                              ------------
                TOTAL NET ASSETS - 100.0%                     $245,667,023
                                                              ============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-Income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2003, the value of these securities amounted to $2,460,175 or 1.0% of net assets.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/03                                     (continued)
--------------------------------------------------------------------------------

(a) Distribution of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

         South Korea                              17.5%
         Brazil                                   12.2
         India                                    11.7
         Taiwan                                   10.3
         South Africa                              8.6
         Thailand                                  5.7
         Russia                                    5.0
         Turkey                                    3.8
         Chile                                     3.4
         Malaysia                                  3.0
         Mexico                                    2.2
         Indonesia                                 2.2
         Peru                                      1.9
         Hong Kong                                 1.9
         Hungary                                   1.8
         Singapore                                 1.8
         Israel                                    1.5
         People's Republic of China                1.5
         Poland                                    1.3
         Other (Individually less than 1%)         2.7
                                                  ----
                                                   100%
                                                  ====

(b) At November 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $206,782,149 was as follows:

         Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                                   $64,288,326

         Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                                    (3,413,832)
                                                                                     -----------
         Net unrealized gain                                                         $60,874,494
                                                                                     ===========

(c) At November 30, 2003, the Fund had a capital loss carryforward of $818,312 of which the following amounts will expire between 2006 and 2010 if not utilized. (This amount includes a net capital loss carryforward of $6,469,549, which may be limited from the merger with Pioneer Indo-Asia Fund which occurred in September 2001.)

         $9,651,392 in 2006
         $6,469,549 in 2008
         $70,500,858 in 2009
         $11,196,513 in 2010

(d) The Fund has elected to defer approximately $9,359 of currency losses recognized between November 1, 2003 and November 30, 2003 to its fiscal year ending November 30, 2004.

         Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2003 aggregated $170,149,723 and $209,844,398, respectively.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of
     $20,013,132) (cost $201,857,244)                                   $267,656,643
  Cash                                                                         5,416
  Foreign currencies, at value (cost $615,561)                               611,007
  Receivables -
     Fund shares sold                                                        690,619
     Dividends, interest and foreign taxes withheld                          641,332
  Other                                                                        4,251
                                                                        ------------
       Total assets                                                     $269,609,268
                                                                        ------------
LIABILITIES:
  Payables -
     Investment securities purchased                                    $    172,658
     Fund shares repurchased                                                 180,989
     Upon return of securities loaned                                     20,872,494
  Due to affiliates                                                          441,842
  Accrued expenses                                                           193,555
  Reserve for repatriation taxes                                           2,080,707
                                                                        ------------
       Total liabilities                                                $ 23,942,245
                                                                        ------------
NET ASSETS:
  Paid-in capital                                                       $283,785,225
  Accumulated undistributed net investment income                            261,669
  Accumulated net realized loss on investments and foreign
     currency transactions                                              (102,097,268)
  Net unrealized gain on investments                                      63,718,692
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilites denominated in foreign currencies            (1,295)
                                                                        ------------
       Total net assets                                                 $245,667,023
                                                                        ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $121,973,564/8,427,495 shares)                      $      14.47
                                                                        ============
  Class B (based on $38,614,685/2,869,819 shares)                       $      13.46
                                                                        ============
  Class C (based on $25,632,238/1,914,931 shares)                       $      13.39
                                                                        ============
  Class R (based on $2,326/160.337 shares)                              $      14.51
                                                                        ============
  Class Y (based on $59,444,210/3,913,561 shares)                       $      15.19
                                                                        ============
MAXIMUM OFFERING PRICE:
  Class A ($14.47 [divided by] 94.25%)                                  $      15.35
                                                                        ============
  Class C ($13.39 [divided by] 99.00%)                                  $      13.53
                                                                        ============


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 11/30/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $792,036)       $ 6,270,779
  Interest                                                         20,301
  Income from securities loaned, net                               31,065
                                                              -----------
     Total investment income                                                    $ 6,322,145
                                                                                -----------
EXPENSES:
  Management fees                                             $ 2,520,925
  Transfer agent fees
     Class A                                                      797,737
     Class B                                                      236,463
     Class C                                                      166,071
     Class Y                                                          899
  Distribution fees
     Class A                                                      251,313
     Class B                                                      308,046
     Class C                                                      230,600
     Class R                                                            4
  Administrative fees                                              99,798
  Custodian fees                                                  337,995
  Registration fees                                               102,229
  Professional fees                                                67,282
  Printing                                                         60,003
  Fees and expenses of nonaffiliated trustees                       9,769
  Miscellaneous                                                    19,775
                                                              -----------
     Total expenses                                                             $ 5,208,909
     Less fees paid indirectly                                                      (10,240)
                                                                                -----------
     Net expenses                                                               $ 5,198,669
                                                                                -----------
       Net investment income                                                    $ 1,123,476
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments (net of foreign capital gain taxes
       of $(257,282))                                         $ 9,050,234
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies         (626,532)      $ 8,423,702
                                                              -----------       -----------
  Change in net unrealized gain (loss) from:
     Investments (net of reserve for repatriation taxes
       of $1,716,676)                                         $63,328,875
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies           (7,194)      $63,321,681
                                                              -----------       -----------
     Net gain on investments and foreign currency
       transactions                                                             $71,745,383
                                                                                -----------
     Net increase in net assets resulting from operations                       $72,868,859
                                                                                ===========


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 11/30/03 and 11/30/02, respectively

                                                            Year Ended          Year Ended
                                                             11/30/03            11/30/02
FROM OPERATIONS:
Net investment income (loss)                               $  1,123,476        $    (59,802)
Net realized gain (loss) on investments and foreign
  currency transactions                                       8,423,702          (6,850,042)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                          63,321,681          11,816,839
                                                           ------------        ------------
  Net increase in net assets resulting from operations     $ 72,868,859        $  4,906,995
                                                           ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class R ($0.01 and $0.00 per share, respectively)        $         (2)       $          -
  Class Y ($0.01 and $0.00 per share, respectively)             (41,091)                  -
                                                           ------------        ------------
                                                           $    (41,093)       $          -
                                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $129,981,612        $114,568,023
Reinvestment of distributions                                     3,540                   -
Cost of shares repurchased                                 (152,740,438)       (101,995,702)
                                                           ------------        ------------
  Net increase (decrease) in net assets resulting
     from Fund share transactions                          $(22,755,286)       $ 12,572,321
                                                           ------------        ------------
  Net increase in net assets                               $ 50,072,480        $ 17,479,316
NET ASSETS:
Beginning of year                                           195,594,543         178,115,227
                                                           ------------        ------------
End of year (including accumulated undistributed net
  investment income (loss) of $261,669 and
  ($307,012), respectively)                                $245,667,023        $195,594,543
                                                           ============        ============


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

For the Years Ended 11/30/03 and 11/30/02

                                      '03 Shares     '03 Amount     '02 Shares    '02 Amount
CLASS A
Shares sold                            9,153,142    $ 98,720,585     7,039,890    $71,150,944
Reinvestment of distributions                  -               -             -              -
Less shares repurchased              (10,122,194)   (108,674,102)   (5,990,249)   (62,097,443)
                                     -----------    ------------    ----------    -----------
  Net increase (decrease)               (969,052)   $ (9,953,517)    1,049,641    $ 9,053,501
                                     ===========    ============    ==========    ===========

CLASS B
Shares sold                              740,388    $  8,447,934     1,068,819    $10,821,885
Less shares repurchased               (1,004,628)    (10,603,284)   (1,751,093)   (17,570,205)
                                     -----------    ------------    ----------    -----------
  Net decrease                          (264,240)   $ (2,155,350)     (682,274)   $(6,748,320)
                                     ===========    ============    ==========    ===========

CLASS C
Shares sold                            1,518,262    $ 16,590,362     2,410,668    $24,425,468
Reinvestment of distributions                  -               -             -              -
Less shares repurchased               (2,708,284)    (26,566,419)   (1,013,787)   (10,077,921)
                                     -----------    ------------    ----------    -----------
  Net increase (decrease)             (1,190,022)   $ (9,976,057)    1,396,881    $14,347,547
                                     ===========    ============    ==========    ===========

CLASS R (a)
Shares sold                                  162    $      1,978
Reinvestment of distributions                  -               1
Less shares repurchased                       (2)          (21)
                                     -----------    ------------
  Net increase                               160    $      1,958
                                     ===========    ============

CLASS Y
Shares sold                              616,873    $  6,220,753       712,741    $ 8,169,726
Reinvestment of distributions                240           3,539             -              -
Less shares repurchased                 (670,769)     (6,896,612)   (1,045,883)   (12,250,133)
                                     -----------    ------------    ----------    -----------
  Net decrease                           (53,656)   $   (672,320)     (333,142)   $(4,080,407)
                                     ===========    ============    ==========    ===========

(a)  Class R Shares were first publicly offered on April 1, 2003.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
CLASS A                                                          11/30/03     11/30/02      11/30/01      11/30/00     11/30/99
Net asset value, beginning of period                             $  10.11     $  9.91       $ 10.82       $ 13.80      $  8.79
                                                                 --------     -------       -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.07     $ (0.01)      $  0.00(a)    $ (0.17)     $ (0.09)
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                 4.29        0.21         (0.91)        (2.81)        5.10
                                                                 --------     -------       -------       -------      -------
    Net increase (decrease) from investment operations           $   4.36     $  0.20       $ (0.91)      $ (2.98)     $  5.01
                                                                 --------     -------       -------       -------      -------
Net increase (decrease) in net asset value                       $   4.36     $  0.20       $ (0.91)      $ (2.98)     $  5.01
                                                                 --------     -------       -------       -------      -------
Net asset value, end of period                                   $  14.47     $ 10.11       $  9.91       $ 10.82      $ 13.80
                                                                 ========     =======       =======       =======      =======
Total return*                                                       43.13%       2.02%        (8.41)%      (21.59)%      57.00%
Ratio of net expenses to average net assets+                         2.65%       2.58%         2.76%         2.19%        2.44%
Ratio of net investment income (loss) to average net assets+         0.51%      (0.09)%       (0.04)%       (1.13)%      (0.73)%
Portfolio turnover rate                                                88%        101%          177%          139%         180%
Net assets, end of period (in thousands)                         $121,974     $94,999       $82,739       $88,175      $91,092
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.65%       2.58%         2.76%         2.19%        2.44%
 Net investment income (loss)                                        0.51%      (0.09)%       (0.04)%       (1.13)%      (0.73)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        2.64%       2.57%         2.74%         2.16%        2.40%
 Net investment income (loss)                                        0.52%      (0.08)%       (0.02)%       (1.10)%      (0.69)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                        11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
Net asset value, beginning of period                           $  9.47      $  9.34      $ 10.28      $ 13.23      $  8.49
                                                               -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.08)     $ (0.58)     $ (0.10)     $ (0.34)     $ (0.17)
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                              4.07         0.71        (0.84)       (2.61)        4.91
                                                               -------      -------      -------      -------      -------
    Net increase (decrease) from investment operations         $  3.99      $  0.13      $ (0.94)     $ (2.95)     $  4.74
                                                               -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                     $  3.99      $  0.13      $ (0.94)     $ (2.95)     $  4.74
                                                               -------      -------      -------      -------      -------
Net asset value, end of period                                 $ 13.46      $  9.47      $  9.34      $ 10.28      $ 13.23
                                                               =======      =======      =======      =======      =======
Total return*                                                    42.13%        1.39%       (9.14)%     (22.30)%      55.83%
Ratio of net expenses to average net assets+                      3.37%        3.21%        3.59%        3.05%        3.20%
Ratio of net investment loss to average net assets+              (0.26)%      (0.66)%      (0.87)%      (1.97)%      (1.53)%
Portfolio turnover rate                                             88%         101%         177%         139%         180%
Net assets, end of period (in thousands)                       $38,615      $29,674      $35,651      $40,763      $51,093
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     3.37%        3.21%        3.59%        3.05%        3.20%
 Net investment loss                                             (0.26)%      (0.66)%      (0.87)%      (1.97)%      (1.53)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     3.37%        3.21%        3.58%        3.03%        3.18%
 Net investment loss                                             (0.26)%      (0.66)%      (0.86)%      (1.95)%      (1.51)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                        11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
Net asset value, beginning of period                           $  9.42      $  9.29      $ 10.23      $ 13.12      $  8.47
                                                               -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.14)     $ (0.18)     $ (0.01)     $ (0.14)     $ (0.29)
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                  4.11         0.31        (0.93)       (2.75)        4.94
                                                               -------      -------      -------      -------      -------
    Net increase (decrease) from investment operations         $  3.97      $  0.13      $ (0.94)     $ (2.89)     $  4.65
                                                               -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                     $  3.97      $  0.13      $ (0.94)     $ (2.89)     $  4.65
                                                               -------      -------      -------      -------      -------
Net asset value, end of period                                 $ 13.39      $  9.42      $  9.29      $ 10.23      $ 13.12
                                                               =======      =======      =======      =======      =======
Total return*                                                    42.14%        1.40%       (9.19)%     (22.03)%      54.90%
Ratio of net expenses to average net assets+                      3.32%        3.16%        3.57%        2.85%        3.82%
Ratio of net investment loss to average net assets+              (0.18)%      (0.63)%      (0.81)%      (1.81)%      (2.09)%
Portfolio turnover rate                                             88%         101%         177%         139%         180%
Net assets, end of period (in thousands)                       $25,632      $29,239      $15,864      $12,861      $11,656
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     3.32%        3.16%        3.57%        2.85%        3.82%
 Net investment loss                                             (0.18)%      (0.63)%      (0.81)%      (1.81)%      (2.09)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     3.32%        3.15%        3.55%        2.82%        3.80%
 Net investment loss                                             (0.18)%      (0.62)%      (0.79)%      (1.78)%      (2.07)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            4/1/03
                                                              to
                                                           11/30/03
CLASS R (a)
Net asset value, beginning of period                        $ 9.57
                                                            ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.02
  Net realized and unrealized gain on investments
     and foreign currency transactions                        4.93
                                                            ------
       Net increase from investment operations              $ 4.95
Distributions to shareowners:
  Net investment income                                      (0.01)
                                                            ------
Net increase in net asset value                             $ 4.94
                                                            ------
Net asset value, end of period                              $14.51
                                                            ======
Total return*                                                51.74%
Ratio of net expenses to average net assets+                  2.13%**
Ratio of net investment income to average net assets+         0.56%**
Portfolio turnover rate                                         88%
Net assets, end of period (in thousands)                    $    2
Ratios with reduction for fees paid indirectly:
  Net expenses                                                2.13%**
  Net investment income                                       0.56%**

(a)  Class R Shares were first publicly offered on April 1, 2003.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS Y                                                          11/30/03    11/30/02     11/30/01     11/30/00     11/30/99
Net asset value, beginning of period                             $ 10.51     $ 10.20      $ 11.03      $ 13.99      $  8.85
                                                                 -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.19     $  0.13      $  0.10      $ (0.10)     $  0.01
 Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                    4.50        0.18        (0.93)       (2.86)        5.13
                                                                 -------     -------      -------      -------      -------
    Net increase (decrease) from investment operations           $  4.69     $  0.31      $ (0.83)     $ (2.96)     $  5.14
Distributions to shareowners:
 Net investment income                                             (0.01)          -            -            -            -
                                                                 -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                       $  4.68     $  0.31      $ (0.83)     $ (2.96)     $  5.14
                                                                 -------     -------      -------      -------      -------
Net asset value, end of period                                   $ 15.19     $ 10.51      $ 10.20      $ 11.03      $ 13.99
                                                                 =======     =======      =======      =======      =======
Total return*                                                      44.63%       3.04%       (7.52)%     (21.16)%      58.08%
Ratio of net expenses to average net assets+                        1.60%       1.58%        1.80%        1.62%        1.68%
Ratio of net investment income (loss) to average net assets+        1.52%       0.93%        0.96%       (0.62)%      (0.71)%
Portfolio turnover rate                                               88%        101%         177%         139%         180%
Net assets, end of period (in thousands)                         $59,444     $41,683      $43,861      $47,378      $27,225
Ratios with reduction for fees paid indirectly:
 Net expenses                                                       1.60%       1.58%        1.80%        1.60%        1.61%
 Net investment income (loss)                                       1.52%       0.93%        0.96%       (0.60)%      (0.64)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     asset value of the Fund's shares are determined as of such times. The Fund also may estimate the fair value, as determined by, or under the direction of the Board of Trustees, of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the close of the New York Stock Exchange. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and are reported net of foreign taxes on capital gains at the applicable country rates.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                               (continued)
--------------------------------------------------------------------------------

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At November 30, 2003, the Fund had no open futures contracts.

E.   Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2003, the Fund paid $257,282 in such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2003, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2003, the reserve related to taxes on the repatriation of foreign currencies was $2,080,707.

     The tax character of distributions paid during the years ended November 30, 2003 and 2002, were as follows.

-----------------------------------------------------
                                 2003        2002
-----------------------------------------------------
  Distributions paid from:
   Ordinary income             $41,093       $  -
-----------------------------------------------------

     The following shows components of distributable earnings on a fed eral income tax basis at November 30, 2003.

--------------------------------------------------------
                                              2003
                                          ------------
  Undistributed ordinary income           $    916,977
  Capital loss carryforward                (97,818,312)
  Unrealized appreciation                   58,792,492
                                          ------------
    Total                                 $(38,108,843)
                                          ============
--------------------------------------------------------

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                               (continued)
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on Passive Foreign Investment Company (PFIC) holdings.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2003, the Fund has reclassified $513,702 to decrease undistributed net investment income and $513,702 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $22,921 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2003.

G.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securites on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                             (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

Effective December 31, 2003, PIM reduced its fee for managing the Fund to 1.15% of average daily net assets. Simultaneously PIM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expense to the extent required to reduce Class A expenses to 2.15% of the average daily net assets attributable to Class A shares. The portion of Fund expenses attributable to classes of shares other than Class A will be reduced only to the extent such expenses are reduced for Class A shares. PIM may subsequently recover reimbursed expenses (within three years of being incurred) from the Fund if its expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2003, $261,821, was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $101,115 in transfer agent fees owed to PIMSS at November 30, 2003.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $78,906 in distribution fees payable to PFD at November 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2003, CDSCs in the amount of $59,130 were paid to PFD.

Effective November 1, 2003, the Fund charges a 2.0% redemption fee on shares (except Class B and Class C shares) sold within 30 days of purchase. The Fund plans to implement this fee for Class B and Class C shares as soon as the Fund can implement operational changes. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the year ended November 30, 2003, the Fund collected $25 in redemption fees, which are included in the Fund's capital account.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/03                               (continued)
--------------------------------------------------------------------------------

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2003, the Fund's expenses were reduced by $10,240 under such arrangements.

6. Forward Foreign Currency Contracts

During the fiscal year ended November 30, 2003, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2003, the Fund had no outstanding portfolio or settlement hedges.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2003, the Fund had no borrowings under this agreement.

8. Tax Information (unaudited)

For the fiscal year ending November 30, 2003, the Fund has elected to pass through foreign taxes credits of $1,049,317.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report, dated January 11, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund at November 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 31, 2003

                            This page for your notes.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 51 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,         Since 1994.
                               Trustee and President          Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

========================================================================================================
Osbert M. Hood (51)**          Trustee and                    Since June, 2003.
                               Executive Vice President       Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (55)              Trustee                        Since 1997.
3509 Woodbine Street,                                         Serves until a successor trustee is
Chevy Chase, MD 20815                                         elected or earlier retirement or removal.

========================================================================================================
Richard H. Egdahl, M.D. (77)   Trustee                        Since 1994.
Boston University Healthcare                                  Serves until a successor trustee is
Entrepreneurship Program,                                     elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

========================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset      Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman          Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
Director of Pioneer Alternative Investment Management
Limited (Dublin); President and a Director of Pioneer
Alternative Investment Management (Bermuda) Limited
and affiliated funds; President and Director of Pioneer
Funds Distributor, Inc. ("PFD"); President of all of the
Pioneer Funds; and Of Counsel (since 2000, partner
prior to 2000), Hale and Dorr LLP (counsel to PIM-USA
and the Pioneer Funds)

=====================================================================================================
President and Chief Executive Officer, PIM-USA since        None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director of Brady Corporation
advisory firm)                                               (industrial identification and
                                                             specialty coated material products
                                                             manufacturer), Millennium Chemicals,
                                                             Inc. (commodity chemicals), Mortgage
                                                             Guaranty Insurance Corporation, and
                                                             R.J. Reynolds Tobacco Holdings, Inc.
                                                             (tobacco)
=====================================================================================================
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
=====================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (56)       Trustee                        Since 1994.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
=========================================================================================================

Marguerite A. Piret (55)        Trustee                        Since 1994.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
=========================================================================================================

Stephen K. West (75)            Trustee                        Since 1994.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.

=========================================================================================================

John Winthrop (67)              Trustee                        Since 1994.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                 Positions Held With the Fund   Term of Office and Length of Service
Dorothy E. Bourassa (56)     Secretary                      Serves at the discretion of board.


=================================================================================================

Christopher J. Kelley (39)   Assistant Secretary            Serves at the discretion of board.
=================================================================================================

David C. Phelan (46)         Assistant Secretary            Serves at the discretion of board.

=================================================================================================

Vincent Nave (58)            Treasurer                      Serves at the discretion of board.

=================================================================================================

Luis I. Presutti (38)        Assistant Treasurer            Serves at the discretion of board.

=================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

======================================================================================================

President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

======================================================================================================

Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund,
                                                                   Inc. (closed-end investment
                                                                   company) and AMVESCAP PLC
                                                                   (investment managers)
======================================================================================================
President, John Winthrop & Co., Inc.                               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Other Directorships Held by this
Principal Occupation During Past Five Years                      Officer
Secretary of PIM-USA; Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
==================================================================================================

Assistant Vice President and Senior Counsel of Pioneer since     None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
==================================================================================================

Partner, Hale and Dorr LLP; Assistant Secretary of all of        None
Pioneer Funds since September 2003
==================================================================================================

Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
==================================================================================================

Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
==================================================================================================

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (45)            Assistant Treasurer            Serves at the discretion of board.

==================================================================================================

Katherine Kim Sullivan (30)   Assistant Treasurer            Serves at the discretion of board.

==================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
================================================================================================

Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
================================================================================================

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   14718-00-0104
                                (Copyright) 2003 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 16, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 16, 2004

* Print the name and title of each signing officer under his or her signature.